EXHIBIT 99.2

NASDAQ:CLFD Leader in Fiber Optic Management & Connectivity Solutions Fiscal Q1 2018 Earnings Call FieldReport January 25, 2018 NASDAQ : CLFD

NASDAQ:CLFD Important Cautions Regarding Forward - Looking Statements Forward - looking statements contained herein and in the FieldReport are made pursuant to the safe harbor provisions of the Privat e Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “outlook,” or “continue” or c omp arable terminology are intended to identify forward - looking statements. Such forward looking statements include, for example, statements about the Company’s future revenue and operating performance, growth of the FTTx markets, effectiveness of the Company’s sales and marketing strategies and organization, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Com pan y's current expectations and judgments about future developments in the Company's business. Certain important factors could have a materi al impact on the Company's performance, including, without limitation: our success depends upon adequate protection of our patent and intellec tua l property rights and our ability to successfully defend against claims of infringement; our results of operations could be adversely affected now that the stimulus funds of the American Recovery and Reinvestment Act are fully allocated and projections are nearing completion; National Broa dba nd Plan’s transitioning from the USF to the CAF program may cause our customers and prospective customers to delay or reduce purchases; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the loss of these m ajo r customers would adversely affect us; intense competition in our industry may result in price reductions, lower gross profits and loss of mark et share; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers’ businesse s; our operating results may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negative ly affect the market price of our common stock; to compete effectively, we must continually improve existing products and introduce new products t hat achieve market acceptance; we may face circumstances in the future that will result in impairment charges, including, but not limited to, si gni ficant goodwill impairment charges; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completi ng customer orders, all of which could materially harm our business; we face risks associated with expanding our sales outside of the United Stat es; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combination s a nd related integration activities; we are dependent on key personnel; product defects or the failure of our products to meet specificati ons could cause us to lose customers and sales or to incur unexpected expenses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfie ld' s Annual Report on Form 10 - K for the year ended September 30, 2017 as well as other filings with the Securities and Exchange Commission. The Company und ertakes no obligation to update these statements to reflect actual events. © Copyright 2018 Clearfield, Inc. All Rights Reserved. 2

NASDAQ:CLFD Welcome 3 Cheri Beranek President & CEO

NASDAQ:CLFD FQ1 2018 Review: Gaining Share in Core Markets, While Other Markets Remain Distracted 4 • Continued dominance in core wireline business, where company is expanding market share • Other markets remain distracted, with M&A activity and 5G planning contributing to continued slowdown in demand • Distractions anticipated to moderate in fiscal 2H 2018, creating opportunities for more robust customer spending • Gross Profit $ remain steady despite revenue challenge • Spend in defense of patent lawsuit temporary drain on earnings $18.3M $17.7M $19.6M $18.4M $16.9M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $7.2M $7.4M $7.9M $7.7M $7.1M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $0.9M $0.9M $0.8M $1.3M $0.9M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Net Income Gross Profit Revenue

NASDAQ:CLFD Financial Update 5 Dan Herzog Chief Financial Officer

NASDAQ:CLFD Quarterly Financial Performance $18.3M $17.7M $19.6M $18.4M $16.9M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Revenue +16% +4% - 9% - 13% - 8% Year - over - Year Growth Rate 6

NASDAQ:CLFD Quarterly Financial Performance $7.2M $7.4M $7.9M $7.7M $7.1M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Gross Profit 39.5% 42.2% 40.5% 41.7% 42.1% Gross Profit (%) 7 $18.3M $17.7M $19.6M $18.4M $16.9M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Revenue +16% +4% - 9% - 13% - 8% Year - over - Year Growth Rate

NASDAQ:CLFD Strategic Investment in Growth $6.0M $6.2M $6.6M $6.2M $6.5M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Operating Expenses % of Revenue 8

NASDAQ:CLFD Quarterly Financial Performance $0.9M $0.9M $0.8M $1.3M $0.9M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Net Income 4.8% 5.1% 4.1% 6.8% 5.6% Net Margin 9 $18.3M $17.7M $19.6M $18.4M $16.9M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Revenue +16% +4% - 9% - 13% - 8% Year - over - Year Growth Rate $7.2M $7.4M $7.9M $7.7M $7.1M Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Gross Profit 39.5% 42.2% 40.5% 41.7% 42.1% Gross Profit (%)

NASDAQ:CLFD Balance Sheet Supports Growth $ in Millions Dec. 31, 2017 Sep. 30, 2017 Cash & Investments $46.2 $ 44.3 Total Assets $69.2 $ 69.5 Stockholders’ Equity $ 66.1 $ 64.5 Total Debt $0 $0 Total Capitalization $ 66.1 $ 64.5 $22.6 $33.1 $34.3 $44.2 $44.3 $46.2 2013 2014 2015 2016 2017 Q1-18 Cash & Investment Balances 10

NASDAQ:CLFD Operational Update and Outlook 11 Cheri Beranek President & CEO

NASDAQ:CLFD FQ1 2018 Revenue Composition & Market Overview Based on revenue of $16.9 million for the fiscal quarter ended Dec. 31, 2017. 13% WIRELESS & CABLE TV 8% INTERNATIONAL 5% WIRELINE – TIER 1 3% ALTERNATIVE 62% WIRELINE 9% OTHER 12 • Wireless service providers • MSOs • Competitive local exchange carriers • Contract manufacturing • Misc. sales • Caribbean/Latin America and Canada • Core: Tier 3 and muni. • Emerging: Tier 2

NASDAQ:CLFD Phase I (2008 - 2015) Phase II (2015+) Phase III (2018+) • Rebuild the company • Restore balance sheet and develop profitable and sustainable growth business • Build and expand the value proposition through patented and cost - minimizing solutions • Expand into national carrier market through product approvals, master purchase agreements (MPAs) and certifications: • Certifications achieved: NEBS (central office panels); GR - 326 (SC and LC connectors and cables); GR - 487 ( Makwa ) • Product approvals gained at Verizon, AT&T, CenturyLink, Frontier, Windstream, and Charter • MPA gained at Tier 1 customer, with three pending • Secure additional partnerships that will expand “feet on the street” • Dedicate sales resources to align company with industry EF&I firms, along with optical fiber and electronics vendors for referral business opportunities • Expand product suite to add more revenue to existing clients and new markets for existing product technologies The Road to Profitably Growing Revenue Faster Than 15% 13 13 FIBER MANAGEMENT FIELDSHIELD CERTIFICATIONS NATIONAL CARRIER PRODUCT APPROVALS MASTER PURCHASE AGREEMENTS CHANNEL DEVELOPMENT STRATEGIC ALLIANCES MARKET & PRODUCT LINE ENHANCEMENTS

NASDAQ:CLFD Expanding Our Distribution Channel Program 14

NASDAQ:CLFD Fiscal 2018 Outlook and Guidance • Fiscal year outlook maintained at 5 % revenue growth: – Q2 revenue to be flat compared to last year with double digit growth rebounding to our historical CAGR by year - end – Wireline to continue growing at high single digits – Wireless market to continue to be at a pause in second quarter, but 5G convergence deployments expected to begin rolling out in summer 2018 – Tier 1 spending affected by M&A activity, which is expected to get settled in 2H 2018 • 40 - 42% gross profit margins; • Operating expenses consistent with fiscal 2017; and • 5.5% net income as a percent of revenue. $37.5 $53.4 $58.0 $60.3 $75.3 $73.9 $77.6 2012 2013 2014 2015 2016 2017 2018F Revenue Growth Outlook ($ in Millions) Please note: Outlook and forecast effective only on January 25 , 2018. 15

NASDAQ:CLFD Q&A 16 Cheri Beranek President & CEO Dan Herzog Chief Financial Officer

NASDAQ:CLFD 17

NASDAQ:CLFD Thank You 18 Cheri Beranek President & CEO

NASDAQ:CLFD Company Contact: Cheri Beranek CEO & President Clearfield, Inc. IR@clfd.net Investor Relations: Matt Glover or Najim Mostamand, CFA Liolios Group, Inc. (949) 574 - 3860 CLFD@liolios.com 19